EXHIBIT 10.1(i)

                                 PROMISSORY NOTE

US$200,000.00                                                 February  3,  2005

     FOR VALUE RECEIVED, the undersigned, LONG DISTANCE BILLING SERVICES, INC., a Nevada corporation (the "Maker"), hereby promises to pay to the order of NS8 CORPORATION (the "Payee", which term includes any subsequent holder hereof) at Seattle, Washington or at such other place as the Payee may from time to time hereafter designate to the Maker in writing, on August 1, 2005, the principal sum of TWO HUNDRED THOUSAND UNITED STATES DOLLARS AND NO CENTS (US$200,000.00).

     The unpaid principal balance hereof from time to time outstanding shall bear interest at the rate of 12% per annum. Interest shall be computed on the basis of actual days elapsed and a year of 360 days. Upon the happening of any Event of Default, this Note, at the option of the Payee, shall bear interest until paid in full at a rate per annum equal to the rate of interest applicable immediately prior to such Event of Default plus 3%.

     Interest  hereon  shall  be  payable  in  arrears  at  final  maturity.

     This Note may be prepaid by the Maker at any time in whole or from time to time in part (in minimum partial payments of at least US$10,000) without premium or penalty. Any prepayment shall be applied first against accrued and unpaid interest and the balance shall be applied against principal.

     This Note is secured by a Security Agreement dated February 3, 2005 (as the same may hereafter be amended, modified or supplemented, or any agreement entered into in substitution or replacement therefor, the "Security Agreement") given by the Maker to the Payee.

     The occurrence of any one or more of the following events shall constitute an Event of Default, and upon the occurrence of any Event of Default the Payee may declare this
Note to be, and the same shall forthwith become, immediately due and payable and the Payee may exercise all rights and remedies under the Security Agreement and as may otherwise be allowed by law:

     (1) The Maker shall fail to make any payment of principal or interest hereon when due.

     (2) The Maker shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver for the Maker or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Maker or for a substantial part of the property thereof; or any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Maker.


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     (3)  The maturity of any material indebtedness of the Maker (other than the indebtedness on this Note) shall be accelerated or the Maker shall fail to pay any such material indebtedness when due or, in the case of indebtedness payable on demand, when demanded. For these purposes, indebtedness of the Maker shall be deemed material if it exceeds US$25,000 as to any item of indebtedness or in the aggregate for all items of indebtedness with respect to which any of the events described in this paragraph has occurred.

     (4) Any default shall occur under the terms of the Security Agreement and shall continue for more than the period of grace, if any, applicable thereto.

     (5) A judgment or judgments for the payment of money in excess of the sum of US$25,000 in the aggregate shall be rendered against the Maker and the Maker shall not discharge the same or provide for its discharge, or procure a stay of execution thereof, prior to any execution on such judgment, within 30 days from the date of entry thereof, and within said period of 30 days, or such longer period during which execution shall be stayed, appeal therefrom and cause the execution to be stayed during such appeal.

     (6) Any execution or attachment shall be issued whereby any substantial part of the property of the Maker shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 30 days after the issuance thereof.

     THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THIS NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF WASHINGTON, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

     AT THE OPTION OF THE PAYEE THIS NOTE MAY BE ENFORCED IN ANY FEDERAL COURT OR WASHINGTON STATE COURT SITTING IN KING COUNTY, WASHINGTON; AND THE MAKER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT THE VENUE IN SUCH FORUMS IS NOT CONVENIENT. IF THE MAKER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS NOTE, THE PAYEE AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO THE JURISDICTION AND VENUE ABOVE-DESCRIBED, OR, IF SUCH TRANSFER CANNOT BE
ACCOMPLISHED  UNDER  APPLICABLE  LAW,  TO  HAVE  SUCH  CASE  DISMISSED  WITHOUT
PREJUDICE.

     The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest.


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     If  this  Note is not paid when due, the Maker shall pay all of the Payee's costs  of  collection  including  reasonable  attorneys'  fees.


                                       MAKER:

                                       Long Distance Billing Services, Inc.

                                       By  /s/ Patric Boggs
                                           -------------------
                                           Its President & CEO


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